      As filed with the Securities and Exchange Commission on June 13, 2003

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of
[ ]  Definitive Proxy Statement                     the Commission Only (as
[X]  Supplement to Definitive Proxy Statement       permitted by Rule
[ ]  Definitive Additional Materials                14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12

                        JARDINE FLEMING INDIA FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

                                [GRAPHIC OMITTED]

                       JARDINE FLEMING INDIA FUND, INC.
                     51 W. 52nd Street, New York, NY 10019


          SUPPLEMENT TO DEFINITIVE PROXY TO ADD INFORMATION REGARDING
       THE HIRING OF A PROXY SOLICITOR FOR SOLICITING ADDITIONAL PROXIES
        TO BE VOTED AT THE CONTINUATION OF THE ADJOURNED ANNUAL MEETING


To the Stockholders:

The following information (this "Supplement") which supplements and amends the definitive proxy statement of Jardine Fleming India Fund, Inc. (the "Fund") dated May 6, 2003 (the "Definitive Proxy Statement"), is being furnished by the Fund to holders of shares of common stock of the Fund, in connection with the solicitation of proxies to be voted at the continuation of the adjourned 2003 Annual Meeting of stockholders (the "Annual Meeting") of the Fund, and at any and all adjournments, postponements, continuations or rescheduling thereof.

The Fund intends to hire Georgeson Shareholder Communications Inc. ("Proxy Solicitor"), a professional proxy solicitor, for the purpose of soliciting additional proxies with respect to proposals 2 through 5 as set forth in the Definitive Proxy Statement.

The contract for proxy solicitation is between the Fund and the Proxy Solicitor and the material features of the contract are that (i) the Proxy Solicitor shall solicit additional proxies with respect to proposals 2 through 5 as set forth in the Definitive Proxy Statement, and (ii) the Proxy Solicitor shall receive a fee based on its success in obtaining sufficient proxies for the passing of the proposals for which proxies are solicited ("Success Fee").

All costs associated with hiring the Proxy Solicitor, which shall be between $18,000 and $24,000, with a Success Fee of $10,000, shall be borne directly by the Fund.

Notice is hereby given that the continuation of the Annual Meeting will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on June 19, 2003, at 10:00 a.m., for the purposes set forth in the Definitive Proxy Statement.

April 21, 2003, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

IF YOU HAVE ALREADY COMPLETED AND RETURNED THE ORIGINAL PROXY CARD MAILED WITH THE DEFINITIVE PROXY, SUCH PROXY WILL CONTINUE TO BE VALID WITH RESPECT TO PROPOSALS 2 THROUGH 5.


                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Paul H. Schubert

                                      Paul H. Schubert
                                      Secretary

New York, New York
June 13, 2003


YOUR VOTE IS IMPORTANT -- If you have not done so, please execute and return your proxy card promptly, whether or not you plan to attend the adjourned Annual Meeting.